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                                                                      EXHIBIT 23


                            ARTHUR ANDERSEN & CO.

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report dated February 16, 1994, included in this Form 8-K, into Gulf Power Company's previously filed Registration Statement File No. 33-50165.


                                             /s/ Arthur Andersen & Co.
                                             -------------------------
                                             ARTHUR ANDERSEN & CO.




Atlanta, Georgia
March 1, 1994